UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2007

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge, MA		02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (617) 949-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 8, 2007, we issued a press release with respect to a civil complaint filed by the Securities and Exchange Commission against three of our former executive officers, David L. McQuillin, Lisa Zappala and Lawrence Evans, and a criminal complaint filed by the United States Attorney for the Southern District of New York against Mr. McQuillin. The full text of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on January 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: January 8, 2007	By:	/s/ Frederic G. Hammond
Frederic G. Hammond Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on January 8, 2007